(2_FIDELITY_LOGOS)FIDELITY

TREND
FUND
ANNUAL REPORT
DECEMBER 31, 1995
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                6    The manager's review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       9    A summary of major shifts in the
                              fund's investments over the past six
                              months.

INVESTMENTS              10   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     21   Statements of assets and liabilities,
                              operations, and changes in net
                              assets,
                              as well as financial highlights.

NOTES                    25   Notes to the financial statements.

REPORT OF INDEPENDENT    29   The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS            30


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE




DEAR SHAREHOLDER:
Although the markets were fairly positive in 1995, no one can predict what lies ahead for investors. The previous year, stocks posted below-average returns and bonds had one of the worst years in history. This downturn followed a period in which the investing environment was generally very positive.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
If you can leave your money invested over the long term, you can avoid the results of the volatility that generally accompanies the stock market in the short term, as we witnessed last year. You also can help to manage some of the risks of investing through diversification. A stock fund is already diversified because it invests in many issues. You can diversify even further by placing some of your money in several different types of stock funds or in other investment categories, such as bonds.
If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government. Finally, no matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
If you have any questions, please call us at 1-800-544-8888. We stand ready to provide the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1995    PAST 1   PAST 5    PAST 10
                                   YEAR     YEARS     YEARS

Trend                              22.11%   116.03%   236.03%

S&P 500(registered trademark)      37.58%   115.52%   300.54%

Average Growth Fund                30.79%   113.44%   251.83%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five, or 10 years. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's Composite Index of 500 Stocks - a common proxy for the U.S. stock market. To measure how the fund's performance stacked up against its peers, you can compare it to the average growth fund, which reflects the performance of 572 growth funds with similar objectives tracked by Lipper Analytical Services over the past 12 months. Both benchmarks include reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1995    PAST 1   PAST 5   PAST 10
                                   YEAR     YEARS    YEARS

Trend                              22.11%   16.65%   12.89%

S&P 500(registered trademark)      37.58%   16.60%   14.89%

Average Growth Fund                30.79%   16.01%   12.94%

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 OVER 10 YEARS
              Trend (005)     Standard & Poor's 50
     12/31/85        10000.00            10000.00
     01/31/86        10362.06            10056.00
     02/28/86        11333.56            10808.19
     03/31/86        12011.86            11411.29
     04/30/86        11731.02            11282.34
     05/31/86        12211.78            11882.56
     06/30/86        12237.96            12083.37
     07/31/86        11238.36            11407.91
     08/31/86        11845.26            12254.38
     09/30/86        10914.68            11240.94
     10/31/86        11426.38            11889.55
     11/30/86        11654.86            12178.46
     12/31/86        11352.83            11867.91
     01/31/87        12715.28            13466.52
     02/28/87        13521.25            13998.45
     03/31/87        13706.94            14403.00
     04/30/87        13492.23            14274.81
     05/31/87        13347.15            14399.01
     06/30/87        13875.23            15126.15
     07/31/87        14745.70            15893.05
     08/31/87        15204.15            16485.86
     09/30/87        14826.94            16124.82
     10/31/87        10442.70            12651.53
     11/30/87         9853.68            11609.05
     12/31/87        10880.75            12492.50
     01/31/88        11424.79            13018.43
     02/29/88        12346.54            13625.09
     03/31/88        12499.00            13204.07
     04/30/88        12876.71            13350.64
     05/31/88        12599.50            13466.79
     06/30/88        13517.78            14084.92
     07/31/88        13341.05            14031.39
     08/31/88        12925.23            13554.33
     09/30/88        13237.09            14131.74
     10/31/88        13309.86            14524.60
     11/30/88        12949.48            14316.90
     12/31/88        13527.76            14567.45
     01/31/89        14590.31            15633.78
     02/28/89        14565.17            15244.50
     03/31/89        14969.76            15599.70
     04/30/89        15870.06            16409.32
     05/31/89        16617.27            17073.90
     06/30/89        16413.15            16976.58
     07/31/89        17466.54            18509.57
     08/31/89        18129.92            18872.35
     09/30/89        18217.40            18794.98
     10/31/89        17185.88            18358.93
     11/30/89        17393.64            18733.46
     12/31/89        17809.60            19183.06
     01/31/90        16271.10            17895.87
     02/28/90        16673.49            18126.73
     03/31/90        16972.53            18607.09
     04/30/90        16148.15            18141.91
     05/31/90        17679.72            19910.75
     06/30/90        17708.01            19775.36
     07/31/90        17356.43            19712.07
     08/31/90        15626.85            17930.10
     09/30/90        14430.69            17056.91
     10/31/90        13820.49            16983.56
     11/30/90        15057.06            18080.70
     12/31/90        15554.96            18585.15
     01/31/91        16530.95            19395.46
     02/28/91        18003.08            20782.24
     03/31/91        18405.68            21285.17
     04/30/91        18592.75            21336.26
     05/31/91        19463.01            22257.98
     06/30/91        18092.55            21238.57
     07/31/91        19345.08            22228.28
     08/31/91        19816.81            22755.09
     09/30/91        19686.68            22375.08
     10/31/91        19894.08            22674.91
     11/30/91        18755.41            21761.11
     12/31/91        21197.76            24250.58
     01/31/92        21330.17            23799.52
     02/29/92        21839.94            24108.91
     03/31/92        21130.43            23638.79
     04/30/92        21005.73            24333.77
     05/31/92        21521.74            24453.01
     06/30/92        21031.53            24088.66
     07/31/92        22214.04            25073.88
     08/31/92        21861.44            24559.87
     09/30/92        22188.24            24849.67
     10/31/92        22717.15            24936.65
     11/30/92        24054.46            25786.99
     12/31/92        24753.12            26104.17
     01/31/93        25346.83            26323.44
     02/28/93        25198.53            26681.44
     03/31/93        26256.10            27244.42
     04/30/93        25290.10            26585.11
     05/31/93        26663.56            27297.59
     06/30/93        27153.43            27376.75
     07/31/93        27080.18            27267.24
     08/31/93        28499.43            28300.67
     09/30/93        29122.07            28082.76
     10/31/93        29653.14            28664.07
     11/30/93        28279.67            28391.76
     12/31/93        29492.92            28735.30
     01/31/94        30666.05            29712.30
     02/28/94        29592.76            28907.10
     03/31/94        27675.82            27646.75
     04/30/94        27830.58            28000.63
     05/31/94        27890.48            28459.84
     06/30/94        27111.72            27762.57
     07/31/94        27840.56            28673.18
     08/31/94        29447.99            29848.78
     09/30/94        28814.01            29117.49
     10/31/94        28943.80            29772.63
     11/30/94        27351.34            28688.31
     12/31/94        27517.82            29113.76
     01/31/95        27285.77            29868.68
     02/28/95        28181.62            31032.66
     03/31/95        28613.36            31948.44
     04/30/95        29023.51            32889.32
     05/31/95        29654.92            34203.90
     06/30/95        30588.55            34998.46
     07/31/95        32078.04            36159.01
     08/31/95        32946.91            36249.77
     09/30/95        33961.50            37779.51
     10/31/95        33103.42            37644.64
     11/30/95        34144.98            39297.24
     12/29/95        33603.31            40054.10

$10,000 OVER 10 YEARS: Let's say you invested $10,000 in Fidelity Trend Fund on December 31, 1985. As the chart shows, by December 31, 1995, the value of your investment would have grown to $33,603 - a 236.03% increase on your initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $40,054 - a 300.54% increase. UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
growth in the long run and
volatility in the short run. In
turn, the share price and
return of a fund that invests in
stocks will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Strong corporate earnings and a
favorable interest rate
environment helped the U.S.
stock market post robust returns
for the 12 months ended
December 31, 1995. The Standard
& Poor's Composite Index of 500
Stocks finished the 12-month
period with a total return of
37.58% (including reinvested
dividends ) - well above its
historical annual average of
roughly 12%. With inflation posing
little threat, interest rates fell
during the first half of 1995. The
Federal Reserve Board cut the fed
funds rate - the rate banks charge
each other for overnight loans -
twice, in July and December.
Large-capitalization stocks led the
rally, with the weak dollar helping
to bolster overseas business.
Technology companies posted the
strongest earnings growth and
stock price gain, although they
faltered somewhat in the fourth
quarter. Lower interest rates and
continued merger and acquisition
activity helped financial stocks
perform well. In November, the
Dow Jones Industrial Average
closed above 5000 for the first time.
Returns from foreign markets
suffered as investors brought
capital back to the U.S. The
Morgan Stanley Emerging
Markets Free Index was down
5.21% for the 12 months ended
December 31. The Morgan
Stanley EAFE (Europe, Australia,
Far East) Index was up 11.21% for
the year. European markets fared
well through 1995, while the
Japanese market recently has
shown signs of recovery.
An interview with Fergus Shiel, Portfolio Manager of Fidelity Trend Fund
Q. YOU BEGAN MANAGING THE FUND THIS PAST MAY, BUT HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD, FERGUS?
A. For the 12 months ended December 31, 1995, the fund returned 22.11% while the average growth fund returned 30.79% for the same time period, according to Lipper Analytical Services. The fund lagged the market all year. In the first six months, the fund was underweighted in technology stocks. Over the past six months, the fund was underweighted in consumer nondurables.
Q. THE FUND MORE ACTIVELY SHIFTED ITS HOLDINGS IN INDIVIDUAL STOCKS AND MARKET SECTORS DURING 1995 THAN IN PREVIOUS YEARS. WHY WAS THAT?
A. When new managers are named to a fund, it is common for them to reposition the fund with the stocks and market sectors they have confidence in and believe can best meet the fund's objectives. When I took over the Trend Fund this past May, I moved aggressively to position it to capitalize on the economic, financial and market trends I believed would influence the performance of equities. As an example, only two of the fund's five largest sector holdings at the end of the period - health care and utilities - were among its five largest holdings on April 30.
Q. SINCE THE END OF JUNE, THE FUND'S TECHNOLOGY HOLDING WENT FROM 20.6% OF INVESTMENTS TO 12.8% OF INVESTMENTS. WHAT DID YOU SELL AND WHAT DID YOU KEEP?
A. The major area where I reduced holdings was in wireless equipment makers within telecommunications. Subscriber growth has slowed in North America, creating an oversupply of analog equipment, even though the market for digital equipment remains strong. In particular, the performance of Nokia and Motorola suffered, and Ericsson's stock price came down in sympathy. At the end of the period, I no longer had large positions in either Nokia or Ericsson. On the other hand, Digital Equipment Corp. - DEC - has been an excellent example of a successful technology turnaround story. DEC has made enormous strides in cutting its costs of doing business, with major improvements in its profitability model. During the period, the stock was selling at 50% of sales - which is cheap for an industrial company. It was also generating a lot of cash and had a very clean balance sheet.
Q. AT THE SAME TIME, YOU'VE INCREASED SIGNIFICANTLY THE FUND'S INVESTMENTS IN AEROSPACE & DEFENSE (9.9%), HEALTH (9.6%) AND NONDURABLES (8.5%) . . .
A. Yes. My increase in aerospace & defense investments such as General Dynamics, McDonnell Douglas and Loral was a reflection of my pursuit of relative value. This is a consolidating industry with solid free cash flow and stocks selling at cheap valuations. Profit margins have grown due to consolidation and because the government is purchasing upgraded equipment, which is far less expensive for the companies than new program development. In addition, the commercial aircraft cycle appears to have turned, with airlines starting to order new airplanes and parts again.
Q. WHAT'S BEEN THE APPEAL OF HEALTH AND NONDURABLES?
A. I've increased investments in these two sectors in order to position the fund more defensively. Most of the fund's investments in these sectors comprise traditional big-name growth stocks that tend to have steady earnings growth regardless of the economic backdrop. Included in this group would be the fund's investments in Philip Morris, Johnson & Johnson, Coca-Cola, PepsiCo, Gillette and Procter & Gamble. Even though these stocks tend to sell at more expensive valuations than the market average, economic statistics have shown that the economy is slowing, and I've been willing to pay more for these companies' anticipated earnings growth.
Q. DOES THAT MEAN YOU THINK THERE IS A ROCKY ROAD AHEAD FOR THE STOCK MARKET IN 1996?
A. That's hard to say. I believe the market will be very unforgiving of companies that don't meet their earnings estimates. The economy has slowed and there aren't many signs that it will re-accelerate. That may not be bad for the market as a whole because a slower economy should keep interest rates low, a backdrop that is favorable for equities. An important factor will be investor sentiment. If that situation changes due to abnormally high valuations or downturns in corporate profitability, there could be a marked sell-off. For the time being, though, valuations are not at those kinds of extreme levels, and the market could surprise by rising moderately. The real key, at this point, will be to stay defensive and avoid the pitfalls of companies that suffer earnings disappointments.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.
FUND FACTS
GOAL: to increase the value
of the fund's shares by
investing mainly in equity
securities of companies likely
to benefit from economic,
financial or market trends
START DATE: June 16, 1958
SIZE: as of December
31, 1995, more than $1.2
billion
MANAGER: Fergus Shiel,
since May 1995; manager,
Fidelity Dividend Growth
Fund, April 1994 - May
1995; Fidelity Select
Telecommunications
Portfolio, 1992 - April 1994;
Select Broadcast and Media
Portfolio, 1990 - 1991 and
1993; Select Consumer
Products Portfolio, 1991 -
1992; joined Fidelity in 1989
(checkmark)
FERGUS SHIEL ON STOCK PICKING:
"The types of companies I'm
looking for now are those with
some kind of internal story that
will help them meet or beat
earnings expectations. I'm
focusing less on companies
that are dependent on
economic events. That's where
I feel the greatest danger lies in
the near future, because the
economy has slowed and it's
uncertain where it will go from
here. At the end of the period,
the fund had more invested in
cash and short-term
investments than my targeted
amount of around 5% of
investments. I don't try to time
the market. At the same time,
I don't like to chase stocks
just to stay fully invested. I
think the market may be up this
year, but a lot of individual
stocks may drop significantly
due to earnings
disappointments. My high
cash position is a reflection of
my desire to pick only those
companies that appear to
have the kind of internal
momentum necessary to
sustain earnings growth and
offer the opportunity for share
price gains."
INVESTMENT CHANGES


TOP TEN STOCKS AS OF DECEMBER 31, 1995
                                % OF FUND'S    % OF FUND'S
                                INVESTMENTS    INVESTMENTS
                                               IN THESE STOCKS
                                               6 MONTHS AGO

Philip Morris Companies, Inc.   3.6            3.1

Digital Equipment Corp.         2.9            0.0

Glenayre Technologies, Inc.     2.0            0.9

General Dynamics Corp.          1.8            0.7

McDonnell Douglas Corp.         1.7            0.9

ECI Telecom Ltd.                1.5            0.9

Computer Sciences Corp.         1.5            1.0

Harsco Corp.                    1.5            0.5

UAL Corp.                       1.5            0.0

Ceridian Corp.                  1.4            1.2

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1995
                      % OF FUND'S    % OF FUND'S
                      INVESTMENTS    INVESTMENTS
                                     IN THESE MARKET SECTORS
                                     6 MONTHS AGO

Technology            12.8           20.6

Aerospace & Defense   9.9            5.3

Health                9.6            7.6

Nondurables           8.5            5.5

Utilities             7.4            12.0

ASSET ALLOCATION
AS OF DECEMBER 31, 1995* AS OF JUNE 30, 1995**
Row: 1, Col: 1, Value: 14.0
Row: 1, Col: 2, Value: 2.1
Row: 1, Col: 3, Value: 50.9
Row: 1, Col: 4, Value: 33.0
Row: 1, Col: 1, Value: 5.7
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 50.3
Row: 1, Col: 4, Value: 40.0
Stocks 85.9%
Bonds 0.1%
Short-term
investments 14.0%
FOREIGN
INVESTMENTS 6.2%
Stocks 94.3%
Bonds 0.0%
Short-term
investments 5.7%
FOREIGN
INVESTMENTS 12.3%
*
**
INVESTMENTS DECEMBER 31, 1995

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 85.9%
                                        SHARES   VALUE (NOTE 1)
                                        (000S)
AEROSPACE & DEFENSE - 9.9%
AEROSPACE & DEFENSE - 6.9%
Boeing Co.                               50,000 $ 3,919
Harsco Corp.                            334,100  19,420
McDonnell Douglas Corp.                 250,000  23,000
Northrop Grumman Corp.                  140,000  8,960
Precision Castparts Corp.                99,900  3,971
Rockwell International Corp.            270,000  14,276
Rohr Industries, Inc.  (a)              265,100  3,811
Sundstrand Corp.                        190,000  13,371
                                                 90,728
DEFENSE ELECTRONICS - 1.2%
Litton Industries, Inc.                  20,000  890
Loral Corp.                             440,000  15,565
                                                 16,455
SHIP BUILDING & REPAIR - 1.8%
General Dynamics Corp.                  400,000  23,650
TOTAL AEROSPACE & DEFENSE                        130,833
BASIC INDUSTRIES - 3.9%
CHEMICALS & PLASTICS - 2.1%
Cytec Industries, Inc. (a)               36,800  2,295
du Pont (E.I.) de Nemours & Co.          60,000  4,193
Hanna (M.A.) Co.                         86,400  2,419
Hercules, Inc.                           75,000  4,228
Minerals Technologies, Inc.              20,000  730
Monsanto Co.                             27,600  3,381
Sealed Air Corp. (a)                    155,200  4,365
Union Carbide Corp.                     107,300  4,024
Valspar Corp.                            25,400  1,133
Witco Corp.                              40,000  1,170
                                                 27,938
IRON & STEEL - 0.6%
Northwest Pipe Co. (a)(d)               170,000  1,867
Nucor Corp.                             100,000  5,713
                                                 7,580
COMMON STOCKS - CONTINUED
                                        SHARES   VALUE (NOTE 1)
                                        (000S)
BASIC INDUSTRIES - CONTINUED
METALS & MINING - 1.2%
Aluminum Co. of America                 300,000 $ 15,863
TOTAL BASIC INDUSTRIES                          51,381
CONGLOMERATES - 1.2%
Allied-Signal, Inc.                      61,600  2,926
GenCorp, Inc.                            30,000  368
Mark IV Industries, Inc.                233,200  4,606
Tyco International Ltd.                 235,100  8,375
                                                 16,275
CONSTRUCTION & REAL ESTATE - 0.2%
BUILDING MATERIALS - 0.1%
Lafarge Corp.                            50,938  955
REAL ESTATE INVESTMENT TRUSTS - 0.1%
Innkeepers USA Trust                    137,000  1,250
TOTAL CONSTRUCTION & REAL ESTATE                 2,205
DURABLES - 1.0%
AUTOS, TIRES, & ACCESSORIES - 0.4%
Gentex Corp.  (a)                       121,100  2,664
Volvo Aktiebolaget ADR Class B          120,000  2,471
                                                 5,135
TEXTILES & APPAREL - 0.6%
Adidas AG (a)(c)                          5,000  264
Adidas AG (a)                             1,000  53
Burlington Industries, Inc. (a)          41,000  538
Haggar Corp.                             60,900  1,096
Kellwood Co.                             36,100  736
Nine West Group, Inc. (a)               150,000  5,625
Warnaco Group, Inc. Class A              13,200  330
                                                 8,642
TOTAL DURABLES                                   13,777
COMMON STOCKS - CONTINUED
                                        SHARES   VALUE (NOTE 1)
                                        (000S)
ENERGY - 0.4%
ENERGY SERVICES - 0.1%
Transocean Drilling AS (a)              97,100 $ 1,676
OIL & GAS - 0.3%
Renaissance Energy Ltd. (a)(c)          54,000  1,346
Union Pacific Resources Group, Inc.     90,000  2,284
                                                3,630
TOTAL ENERGY                                    5,306
FINANCE - 5.7%
BANKS - 0.9%
Allied Irish Bank                      500,000  2,729
Bank of Ireland U.S. Holdings, Inc.    800,000  5,831
Bank of New York Co., Inc.              60,000  2,925
TR Financial Corp.                      20,000  510
                                                11,995
CREDIT & OTHER FINANCE - 1.6%
American Express Co.                   230,000  9,516
Equitable Companies, Inc.              184,700  4,433
Household International, Inc.           70,000  4,139
Irish Permanent PLC                    135,000  833
Woodchester Investments PLC Unit       750,000  1,919
                                                20,840
FEDERAL SPONSORED CREDIT - 0.9%
Student Loan Marketing Association     190,000  12,517
INSURANCE - 1.3%
Aetna Life & Casualty Co.              100,000  6,925
Allmerica Financial Corp.               23,000  621
American International Group, Inc.      57,500  5,318
General Re Corp.                        15,000  2,325
GCR Holdings Ltd. (Cayman Islands)       3,000  68
Mercury General Corp.                   10,000  477
PXRE Corp.                               5,000  133
Prudential Reinsurance Holdings, Inc.   80,000  1,870
                                                17,737
COMMON STOCKS - CONTINUED
                                       SHARES   VALUE (NOTE 1)
                                       (000S)
FINANCE - CONTINUED
SAVINGS & LOANS - 1.0%
Charter One Financial Corp.            17,500 $ 536
Golden West Financial Corp.           190,000  10,497
Leader Financial Corp.                 20,000  747
Standard Federal Bancorporation, Inc.  20,000  788
                                               12,568
TOTAL FINANCE                                  75,657
HEALTH - 9.6%
DRUGS & PHARMACEUTICALS - 3.2%
American Home Products Corp.           70,000  6,790
Astra AB Class A Free shares          180,000  7,167
Merck & Co., Inc.                      50,000  3,288
Pharmacia & Upjohn, Inc.              455,400  17,647
Schering-Plough Corp.                 120,000  6,570
Thermotrex Corp. (a)                   16,300  815
                                               42,277
MEDICAL EQUIPMENT & SUPPLIES - 5.4%
Beckman Instruments, Inc.              69,500  2,459
Becton, Dickinson & Co.               100,000  7,500
Guidant Corp.                          60,000  2,535
Hillenbrand Industries, Inc.           34,800  1,178
Johnson & Johnson                     110,000  9,418
McKesson Corp.                        110,000  5,569
Medtronic, Inc.                       270,000  15,086
Millipore Corp.                       190,000  7,814
Pall Corp.                            232,800  6,257
St. Jude Medical, Inc.  (a)           270,000  11,610
Thermo Cardiosystems, Inc. (a)         16,000  1,236
Thermedics, Inc. (a)                   30,000  833
                                               71,495
MEDICAL FACILITIES MANAGEMENT - 1.0%
Humana, Inc. (a)                      140,000  3,832
Oxford Health Plans, Inc. (a)          35,300  2,608
Tenet Healthcare Corp. (a)            306,000  6,350
Total Renal Care Holdings, Inc.  (a)   25,700  758
                                                13,548
TOTAL HEALTH                                    127,320
COMMON STOCKS - CONTINUED
                                      SHARES   VALUE (NOTE 1)
                                      (000S)
HOLDING COMPANIES - 0.5%
Norfolk Southern Corp.                 82,100 $ 6,517
INDUSTRIAL MACHINERY & EQUIPMENT - 6.3%
ELECTRICAL EQUIPMENT - 5.2%
Amphenol Corp. Class A (a)            751,900  18,234
Emerson Electric Co.                   60,100  4,913
General Electric Co.                  150,000  10,800
Glenayre Technologies, Inc. (a)       645,000  26,767
Honeywell, Inc.                        90,000  4,376
Lifeline Systems, Inc. (a)            200,000  2,425
Scientific-Atlanta, Inc.              113,000  1,695
                                                69,210
INDUSTRIAL MACHINERY & EQUIPMENT - 1.0%
Dover Corp.                           160,000  5,900
Duriron Co., Inc.                      13,900  325
IDEX Corp.                                300  12
Ingersoll-Rand Co.                    157,600  5,536
MSC Industrial Direct, Inc. (a)        41,800  1,149
Regal-Beloit Corp.                     37,100  807
Strategic Distribution, Inc.           10,000  79
                                               13,808
POLLUTION CONTROL - 0.1%
AquaSciences International Inc. (a)   250,000  -
Thermo Instrument Systems, Inc. (a)    27,500  743
                                               743
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT         83,761
MEDIA & LEISURE - 4.5%
BROADCASTING - 0.9%
People's Choice TV Corp. (a)           85,000  1,615
Viacom, Inc. (a):
Class A                               100,000  4,588
 Class B (non-vtg.)                   100,000  4,738
                                               10,941
LEISURE DURABLES & TOYS - 0.4%
Brunswick Corp.                       200,000  4,799
Galoob (Lewis) Toys, Inc. (a)          45,000  529
Polaris Industries, Inc.               15,000  441
                                               5,769
COMMON STOCKS - CONTINUED
                                       SHARES  VALUE (NOTE 1)
                                       (000S)
MEDIA & LEISURE - CONTINUED
LODGING & GAMING - 2.1%
Aztar Corp.  (a)                        17,600 $ 141
Bally Entertainment Corp.               20,000  280
Circus Circus Enterprises, Inc. (a)    350,000  9,756
Griffin Gaming & Entertainment, Inc.(a) 12,300  135
HFS, Inc. (a)                           30,000  2,453
Hilton Hotels Corp.                    115,000  7,073
Mirage Resorts, Inc. (a)               230,000  7,934
Trump Hotels & Casino Resorts, Inc. (a) 10,000  215
                                                27,987
PUBLISHING - 0.6%
Gannett Co., Inc.                      100,000  6,138
Harcourt General, Inc.                  48,700  2,039
                                                8,177
RESTAURANTS - 0.5%
Apple South, Inc.                      260,000  5,590
Starbucks Corp. (a)                     40,000  840
                                                6,430
TOTAL MEDIA & LEISURE                           59,304
NONDURABLES - 8.5%
BEVERAGES - 1.5%
Coca-Cola Company (The)                150,000  11,137
PepsiCo, Inc.                          140,000  7,823
                                                18,960
FOODS - 0.5%
Universal Foods Corp.                  167,500  6,721
HOUSEHOLD PRODUCTS - 2.1%
Colgate-Palmolive Co.                   60,000  4,215
Gillette Co.                           110,000  5,734
Premark International, Inc.            100,000  5,063
Procter & Gamble Co.                    90,000  7,470
Unilever NV ADR                         40,000  5,630
                                                28,112
COMMON STOCKS - CONTINUED
                                        SHARES   VALUE (NOTE 1)
                                        (000S)
NONDURABLES - CONTINUED
TOBACCO - 4.4%
Philip Morris Companies, Inc.           522,800 $ 47,313
Schweitzer-Mauduit International,
Inc.(a)                                  75,300  1,741
UST, Inc.                               270,000  9,011
                                                 58,065
TOTAL NONDURABLES                                111,858
PRECIOUS METALS - 1.2%
Newmont Gold Co.                        107,500  4,703
Newmont Mining Corp.                    120,000  5,430
Santa Fe Pacific Gold Corp.             500,000  6,063
                                                  16,196
RETAIL & WHOLESALE - 3.1%
APPAREL STORES - 0.1%
Gymboree Corp. (a)                       92,800  1,914
DRUG STORES - 0.1%
Walgreen Co.                             40,800  1,219
GROCERY STORES - 0.9%
Kroger Co. (The) (a)                    220,000  8,250
Richfood Holdings, Inc. Class A          42,900  1,148
Safeway, Inc.                            50,000  2,575
                                                 11,973
RETAIL & WHOLESALE, MISCELLANEOUS - 2.0%
Creative Computers, Inc. (a)             69,800  1,274
Gadzooks, Inc. (a)                        6,700  168
Officemax, Inc. (a)                     540,000  12,083
PETsMART, Inc.  (a)                      40,000  1,240
Staples, Inc.  (a)                      450,050  10,970
                                                 25,735
TOTAL RETAIL & WHOLESALE                         40,841
COMMON STOCKS - CONTINUED
                                        SHARES   VALUE (NOTE 1)
                                        (000S)
SERVICES - 3.2%
ADVERTISING - 1.1%
ADVO-Systems, Inc.                      105,800 $ 2,751
Interpublic Group of Companies, Inc.    125,500  5,443
Omnicom Group, Inc.                     163,000  6,072
                                                 14,266
LEASING & RENTAL - 0.0%
Hollywood Entertainment Corp. (a)        19,600  164
PRINTING - 0.9%
Deluxe Corp.                            410,000  11,890
Paxar Corp. (a)                           7,300  97
                                                 11,987
SERVICES - 1.2%
EmCare Holdings (a)                       7,400  178
HCIA, Inc. (a)                            6,300  295
Regis Corp.                              69,100  1,658
Zebra Technologies Corp. Class A        400,000  13,600
                                                 15,731
TOTAL SERVICES                                   42,148
TECHNOLOGY - 12.7%
COMMUNICATIONS EQUIPMENT - 0.9%
ADC Telecommunications, Inc. (a)        165,100  6,026
DSC Communications Corp. (a)             68,100  2,511
Ericsson (L.M.) Telephone Co. Class B
ADR                                     135,700  2,646
                                                 11,183
COMPUTER SERVICES & SOFTWARE - 6.6%
Automatic Data Processing, Inc.         100,000  7,425
CUC International, Inc. (a)             190,000  6,484
Ceridian Corp. (a)                      460,000  18,975
Computer Sciences Corp. (a)             280,000  19,670
ECI Telecom Ltd.                        880,000  20,075
HBO & Co.                                90,000  6,896
MetaTools, Inc. (a)                         800  20
PeopleSoft, Inc.  (a)                    40,700  1,750
Policy Management Systems Corp. (a)      52,700  2,510
Saville System PLC sponsored ADR (a)    245,300  3,496
                                                 87,301
COMMON STOCKS - CONTINUED
                                        SHARES   VALUE (NOTE 1)
                                        (000S)
TECHNOLOGY - CONTINUED
COMPUTERS & OFFICE EQUIPMENT - 3.4%
Bell & Howell Holdings Co. (a)           36,900 $ 1,032
Digital Equipment Corp. (a)             600,000  38,475
Pitney Bowes, Inc.                       22,500  1,058
Telxon Corp.                            188,000  4,254
Xyvision, Inc. (b)                       77,350  48
Xyvision, Inc.                          165,750  104
                                                 44,971
ELECTRONIC INSTRUMENTS - 0.3%
Cognex Corp. (a)                        100,000  3,475
ELECTRONICS - 0.9%
AMP, Inc.                               120,000  4,605
Maxim Integrated Products, Inc. (a)     200,000  7,700
Unitrode Corp. (warrants) (a)             4,704  18
                                                 12,323
PHOTOGRAPHIC EQUIPMENT - 0.6%
Eastman Kodak Co.                        50,000  3,350
Polaroid Corp.                           97,300  4,610
                                                 7,960
TOTAL TECHNOLOGY                                 167,213
TRANSPORTATION - 6.6%
AIR TRANSPORTATION - 4.2%
Atlantic Southeast Airlines, Inc.       450,000  9,675
Delta Air Lines, Inc.                   160,000  11,820
Northwest Airlines Corp. Class A (a)    100,000  5,100
Trans World Airlines, Inc. (a)          900,000  9,337
UAL Corp. (a)                           108,700  19,403
                                                 55,335
RAILROADS - 1.9%
Bombardier, Inc. Class B              1,200,000  15,832
Burlington Northern Santa Fe Corp.       80,000  6,240
Union Pacific Corp.                      50,000  3,300
                                                 25,372
TRUCKING & FREIGHT - 0.5%
Airborne Freight Corp.                  254,500  6,776
TOTAL TRANSPORTATION                             87,483
COMMON STOCKS - CONTINUED
                                         SHARES  VALUE (NOTE 1)
                                         (000S)
UTILITIES - 7.4%
CELLULAR - 2.3%
Century Telephone Enterprises, Inc.     257,900 $ 8,188
Mobile Telecommunications Technologies,
Inc. (a)                                240,000  5,130
Vodafone Group PLC sponsored ADR        471,000  16,602
                                                 29,920
TELEPHONE SERVICES - 5.1%
Ameritech Corp.                         250,000  14,750
GTE Corp.                               140,000  6,160
NYNEX Corp.                                 900  49
Pacific Telesis Group                   500,000  16,813
SBC Communications, Inc.                238,200  13,696
U.S. West, Inc.                         100,000  3,574
WorldCom, Inc.                          370,000  13,042
                                                 68,084
TOTAL UTILITIES                                  98,004
TOTAL COMMON STOCKS
(Cost $1,005,236)                                1,136,079
CONVERTIBLE PREFERRED STOCKS - 0.0%
TECHNOLOGY - 0.0%
COMPUTERS & OFFICE EQUIPMENT - 0.0%
Xyvision, Inc., Series B cumulative (b)
(Cost  $52)                             32,616  52
NONCONVERTIBLE BONDS - 0.1%
                       MOODY'S RATINGS PRINCIPAL
                       (UNAUDITED)     AMOUNT (000S)
TECHNOLOGY - 0.1%
COMPUTERS & OFFICE EQUIPMENT - 0.1%
Xyvision, Inc. 4%, 1/1/98 (b)
(Cost  $538)              -             $ 774        564
REPURCHASE AGREEMENTS - 14.0%
                                  MATURITY  VALUE (NOTE 1)
                                  AMOUNT     (000S)
Investments in repurchase agreements
(U.S. Treasury obligations) in a joint
trading account at 5.88% dated
12/29/95 due 1/2/96               $ 185,761 $ 185,640
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $1,191,466)                           $ 1,322,335
LEGEND
1. Non-income producing
2. Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements). Additional information on each holding is as follows:
               ACQUISITION ACQUISITION SECURITY DATE COST (000S)
Xyvision, Inc.  4%,          1/1/98       7/14/95         $ 538
Xyvision, Inc.               7/14/95  48
Xyvision, Inc.,
 Series B cumulative 7/14/95  52

3. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,610,000 or 0.1% of net assets.
4. Affiliated company (see Note 6 of Notes to Financial Statements). INCOME TAX INFORMATION
At December 31, 1995, the aggregate cost of investment securities for income tax purposes was $1,193,387,000. Net unrealized appreciation aggregated $128,948,000, of which $144,932,000 related to appreciated investment securities and $15,984,000 related to depreciated investment securities.
The fund hereby designates $51,100,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNTS) DECEMBER 31, 1995

ASSETS

Investment in securities, at value (including repurchase                       $ 1,322,335
agreements of $185,640) (cost $1,191,466) -
See accompanying schedule

Receivable for investments sold                                                 6,102

Receivable for fund shares sold                                                 2,010

Dividends receivable                                                            1,607

Interest receivable                                                             8

Other receivables                                                               223

 TOTAL ASSETS                                                                   1,332,285

LIABILITIES

Payable to custodian bank                                            $ 153

Payable for investments purchased                                     25,017

Payable for fund shares redeemed                                      18,286

Distributions payable                                                 19,571

Accrued management fee                                                464

Other payables and accrued expenses                                   310

 TOTAL LIABILITIES                                                              63,801

NET ASSETS                                                                     $ 1,268,484

Net Assets consist of:

Paid in capital                                                                $ 1,080,682

Distributions in excess of net investment income                                (130)

Accumulated undistributed net realized gain (loss) on                           57,063
investments and foreign currency transactions

Net unrealized appreciation (depreciation) on                                   130,869
investments and assets and liabilities in foreign
currencies

NET ASSETS, for 24,172 shares outstanding                                      $ 1,268,484

NET ASSET VALUE, offering price and redemption price per                        $52.48
share ($1,268,484 (divided by) 24,172 shares)


STATEMENT OF OPERATIONS

AMOUNTS IN THOUSANDS YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME                                                         $ 14,795
Dividends (including $11 received from affiliated issuers)

Interest                                                                   5,629

 TOTAL INCOME                                                              20,424

EXPENSES

Management fee                                                $ 7,662
Basic fee

 Performance adjustment                                        (267)

Transfer agent fees                                            2,375

Accounting fees and expenses                                   526

Non-interested trustees' compensation                          25

Custodian fees and expenses                                    82

Registration fees                                              84

Audit                                                          43

Legal                                                          8

Miscellaneous                                                  9

 Total expenses before reductions                              10,547

 Expense reductions                                            (294)       10,253

NET INVESTMENT INCOME                                                      10,171

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including realized gain (loss) of      254,457
$767 on sales of investments in affiliated issuers)

 Foreign currency transactions                                 (10)        254,447

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                         (17,995)

 Assets and liabilities in foreign currencies                  (1)         (17,996)

NET GAIN (LOSS)                                                            236,451

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                           $ 246,622
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS                                          YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                              1995           1994

INCREASE (DECREASE) IN NET ASSETS

Operations                                                    $ 10,171       $ 5,021
Net investment income

 Net realized gain (loss)                                      254,447        81,699

 Change in net unrealized appreciation (depreciation)          (17,996)       (175,645)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING               246,622        (88,925)
FROM OPERATIONS

Distributions to shareholders                                  (9,996)        (4,492)
From net investment income

 From net realized gain                                        (197,011)      (82,775)

 TOTAL DISTRIBUTIONS                                           (207,007)      (87,267)

Share transactions                                             386,173        492,497
Net proceeds from sales of shares

 Reinvestment of distributions                                 187,436        79,196

 Cost of shares redeemed                                       (537,376)      (596,061)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING               36,233         (24,368)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                      75,848         (200,560)

NET ASSETS

 Beginning of period                                           1,192,636      1,393,196

 End of period (including under (over) distribution of net    $ 1,268,484    $ 1,192,636
investment income of $(130) and $38, respectively)

OTHER INFORMATION
Shares

 Sold                                                          6,641          8,624

 Issued in reinvestment of distributions                       3,611          1,585

 Redeemed                                                      (9,471)        (10,398)

 Net increase (decrease)                                       781            (189)


FINANCIAL HIGHLIGHTS

                                    YEAR ENDED DECEMBER 31,

                                    1995                      1994      1993 D    1992 C    1991

SELECTED PER-SHARE DATA

Net asset value, beginning          $ 50.99                   $ 59.08   $ 54.20   $ 49.63   $ 38.25
of period

Income from Investment
Operations

 Net investment income               .46                       .20       .17       .58 B     .66

 Net realized and unrealized         10.71                     (4.24)    10.04     7.66      12.99
 gain (loss)

 Total from investment               11.17                     (4.04)    10.21     8.24      13.65
operations

Less Distributions                   (.47) F                   (.21)     (.26)     (.44)     (.48)
From net investment income

 In excess of net investment         -                         -         (.01)     -         -
 income

 From net realized gain              (9.21) F                  (3.84)    (5.06)    (3.23)    (1.79)

 Total distributions                 (9.68)                    (4.05)    (5.33)    (3.67)    (2.27)

Net asset value, end of period      $ 52.48                   $ 50.99   $ 59.08   $ 54.20   $ 49.63

TOTAL RETURN  A                      22.11%                    (6.70)    19.15%    16.77%    36.28%
                                                              %

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period           $ 1,268                   $ 1,193   $ 1,393   $ 1,115   $ 892
(in millions)

Ratio of expenses to average         .85%                      1.04%     .93%      .56%      .53%
net assets

Ratio of expenses to average net     .82%                      1.04%     .92%      .56%      .53%
assets after expense                E                                   E
reductions

Ratio of net investment income       .82%                      .39%      .43%      1.14%     1.43%
to average net assets

Portfolio turnover rate              186%                      29%       50%       47%       57%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C AS OF JANUARY 1, 1992 THE FUND DISCONTINUED THE USE OF EQUALIZATION
ACCOUNTING.
D EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
E FMR HAS DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
F THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1995


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Trend Fund (the fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust and is authorized to issue an unlimited number of shares. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities maturing within sixty days of their purchase date are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts, and expense payments are trans-
lated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, lititgation, partnerships, non-taxable dividends, and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Distribution in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FORWARD FOREIGN CURRENCY CONTRACTS. The fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the fund's investments against currency fluctuations. Also, a contract to buy or sell can offset a previous contract. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.
The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service. Purchases and sales of forward foreign currency contracts having the same settlement date and broker are offset and any realized gain (loss) is recognized on the date of offset; otherwise, gain (loss) is recognized on settlement date.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase, and are collateralized by U.S. Treasury or Federal Agency obligations.
2. OPERATING POLICIES - CONTINUED
REPURCHASE AGREEMENTS. The fund, through its custodian, receives delivery of the underlying U.S. Treasury or Federal Agency securities, the market value of which is required to be at least equal to the repurchase price. For term repurchase agreement transactions, the underlying securities are marked-to-market daily and maintained at a value at least equal to the repurchase price. FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $664,000 or 0.1% of net assets.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $2,140,309,000 and $2,367,834,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2700% to .5200% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .30%. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus) .20%) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .59% of average net assets after the performance adjustment.
The Board of Trustees has approved a new group fee rate schedule with rates ranging from .2500% to .5200%. Effective January 1, 1996, FMR voluntarily agreed to implement this new group fee rate schedule as it results in the same or a lower management fee.
TRANSFER AGENT FEES. Fidelity Service Co. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. Effective January 1, 1995, the Board of Trustees approved a revised transfer agent con-
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
TRANSFER AGENT FEES - CONTINUED
tract pursuant to which FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $1,366,000 for the period.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $294,000 under this arrangement.
6. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
AMOUNTS IN THOUSANDS
 PURCHASE SALES DIVIDEND MARKET
AFFILIATE COST COST INCOME VALUE
First Central Financial Corp.  $ - $ 1,702 $ 11 $ -
Lifeline Systems, Inc.   -  279  -  -
Northwest Pipe Co.   1,530  --  --  1,867
TOTALS  $ 1,530 $ 1,981 $ 11 $ 1,867
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and Shareholders of Fidelity Trend Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Trend Fund, including the schedule of portfolio investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Trend Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended , in conformity with generally accepted accounting principles.
/s/COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
February 2, 1996
DISTRIBUTIONS


The Board of Trustees of Fidelity Trend Fund voted to pay on February 5, 1996, to shareholders of record at the opening of business on February 2, 1996, a distribution of $.60 derived from capital gains realized from sales of portfolio securities.
TO CALL FIDELITY


FOR FUND INFORMATION AND QUOTES
The Fidelity Telephone Connection offers you special automated telephone services for quotes and balances. The services are easy to use, confidential and quick. All you need is a Touch Tone telephone.
YOUR PERSONAL IDENTIFICATION NUMBER
(PIN)
The first time you call one of our automated telephone services, we'll ask you to set up your Personal Identification
Number (PIN). The PIN assures that
only you have automated telephone
access to your account information.
Please have your Customer Number
(T-account #) handy when you call -
you'll need it to establish your PIN. If you would ever like to change your PIN, just choose the "Change your Personal
Identification Number" option when
you call. If you forget your PIN, please call a Fidelity representative at 1-800-
544-6666 for assistance.




(PHONE_GRAPHIC)(PHONE_GRAPHIC)MUTUAL FUND QUOTES*
1-800-544-8544
Just make a selection from this record-ed menu:
PRESS
 For quotes on funds you own.
1.
 For an individual fund quote.
2.
 For the ten most frequently
requested Fidelity fund quotes.
3.
 For quotes on Fidelity Select
Portfolios(registered trademark).
4.
 To change your Personal
Identification Number (PIN).
5.
 To speak with a Fidelity
representative.
6.
(PHONE_GRAPHIC)(PHONE_GRAPHIC)MUTUAL FUND ACCOUNT
BALANCES 1-800-544-7544
Just make a selection from this record-
ed menu:
PRESS
 For balances on funds you own.
1.
 For your most recent fund activity
(purchases, redemptions, and
dividends).
2.
 To change your Personal
Identification Number (PIN).
3.
 To speak with a Fidelity
representative.
4.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL
VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT
YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO
ASSURANCE THAT
MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN
A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.
TOTAL
RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS
AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

INVESTMENT ADVISER
Fidelity Management & Research
 Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research    (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
William J. Hayes, Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
Robert H. Morrison, Manager,
 Security Transactions
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox*
Phyllis Burke Davis*
Richard J. Flynn*
Edward C. Johnson 3d
E. Bradley Jones*
Donald J. Kirk*
Peter S. Lynch
Edward H. Malone*
Marvin L. Mann*
Gerald C. McDonough*
Thomas R. Williams*
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Co.
Boston, MA
CUSTODIAN
The Chase Manhattan Bank, N.A.
New York, NY
FIDELITY'S GROWTH FUNDS
Blue Chip Growth Fund
Capital Appreciation Fund
Contrafund
Disciplined Equity Fund
Dividend Growth Fund
Emerging Growth Fund
Export Fund
Fidelity Fifty
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium(trademark) Fund
OTC Portfolio
Retirement Growth Fund
Small Cap Stock Fund
Stock Selector
Trend Fund
Value Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Account Balances  1-800-544-7544
Exchanges/Redemptions  1-800-544-7777
Mutual Fund Quotes   1-800-544-8544
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
* INDEPENDENT TRUSTEES
 AUTOMATED LINES FOR QUICKEST SERVICE